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                        CERTIFICATION OF PERIODIC REPORT

I, Louis E. Prezeau, the Chief Executive Officer and President of City National Bancshares Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002


                                        ___________________________
                                        Louis E. Prezeau
                                        Chief Executive Officer
                                        and President

                        CERTIFICATION OF PERIODIC REPORT

I, Edward R. Wright, the Chief Financial Officer and Senior Vice President of City National Bancshares Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002


                                        ___________________________
                                        Edward R. Wright
                                        Chief Financial Officer
                                        and Senior Vice President